SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): July 18, 2005

WFS Financial 2005-1 Owner Trust

(Exact name of registrant as specified in charter)

Delaware	333-120543-01	94-3401639

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

c/o WFS Receivables Corporation 3 (as Originator of the Trust) 444 East Warm Springs Road # 116
Las Vegas, Nevada	89119

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-120543-01

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
Exhibit 20.1
Exhibit 20.2

ITEM 8.01. OTHER EVENTS

On December 8, 2004, the Commission declared effective a Registration Statement on Form S-3 (File No. 333-120543-01) under the Securities Act of 1933, as amended (the “Securities Act”), providing for the issuance by the Originator of several series of asset-backed securities through a series of trusts to be originated by the Originator. The WFS Financial 2005-1 Owner Trust (the “Trust”) is one of the trusts to be so originated and the Trust issued the following securities, consisting of Auto Receivable Backed Notes in seven classes, pursuant to a prospectus dated as of January 13, 2005 consisting of a prospectus supplement and base prospectus (the “Prospectus”):

$267,000,000 2.75% Class A-1 Notes
$375,000,000 3.19% Class A-2 Notes
$510,000,000 3.59% Class A-3 Notes
$224,000,000 3.87% Class A-4 Notes
$ 60,000,000 3.74% Class B Notes
$ 64,000,000 3.82% Class C Notes
$ 52,000,000 4.09% Class D Notes

The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes (the “Notes”) were issued by the Trust on January 28, 2005. The Notes are secured by the assets of the Trust. The Notes were issued in fully-registered form in denominations of $1,000 and integral multiples thereof. As more fully described in the Prospectus, the assets of the Trust include (i) a pool of retail installment contracts secured by liens on new and pre-owned automobiles and light trucks (“Contracts”) and (ii) certain accounts maintained by the Trustee on behalf of the Trust, including all investments held thereby and all income from the investment of funds therein and all proceeds therefrom. The Trust did not issue any certificates representing ownership interests in the assets of the Trust pursuant to the Prospectus, but did issue certificates to the Originator. The certificates issued to the Originator are not registered pursuant to the Registration Statement, as amended.

Pursuant to the Sale and Servicing Agreement (“Agreement”) entered into by and among the Trust, WFS Financial Inc (the “Master Servicer”) and the Originator of the Trust, the Indenture Trustee will deliver to each Noteholder with respect to each monthly distribution to holders of the Notes a statement (the “Statement to Securityholders”) setting forth certain current information required by the Agreement. In addition, and also as required by the Agreement, the Master Servicer is required to provide to both the Indenture Trustee and the Owner Trustee a report regarding the assets of the Trust and the proceeds received by it therefrom as to the monthly reporting period preceding each Distribution Date (the “Distribution Date Statement”). Copies of the Statement to Securityholders and the Distribution Date Statement with respect to the July 18, 2005 Distribution Date are filed herewith as Exhibits 20.1 and 20.2, respectively, and are incorporated herein by this reference. Pursuant to the Agreement, proceeds of the Contracts and other funds received in the amount of $72,034,160.68 were invested by the Indenture Trustee during the Due Period with respect to the current Distribution Date in the

Reinvestment Contract entered into among Western Financial Bank, WFS Financial Auto Loans 2, Inc. and the Indenture Trustee (the “RIC”), or as otherwise required by the Agreement, and $72,034,160.68 was distributed from the RIC or otherwise to the Indenture Trustee for distribution to the holders of the Notes and as otherwise required by the Indenture applicable to the Trust and the Agreement on the current Distribution Date.

No matters occurred within the period as to which this Current Report on Form 8-K relates that would be reportable under Items 1 through 5 of Part II of Form 10-Q.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS FINANCIAL 2005-1 OWNER TRUST

	By:	WFS Financial Inc as Master Servicer

Date: July 25, 2005	/s/ SUSAN TYNER Susan Tyner, Vice President and Assistant Controller

INDEX TO EXHIBITS

Exhibit No.	Description	Page

20.1	Statement to Securityholders as to the July 18, 2005 Distribution Date	—
20.2	Distribution Date Statement dated as of June 30, 2005 for the July 18, 2005 Distribution Date	—